UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2015

Date of Report

(Date of earliest event reported)

FONU2 INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-49652	65-0773383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee I.D. No.)

135 Goshen Road Ext., Suite 205

Rincon, GA 31326

(Address of Principal Executive Offices)

(912) 655-5321

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities

On September 3, 2015 the Company issued 3,011,178 shares of common stock to Service Trading Company, LLC on a partial conversion of a convertible note in the value of $7,347.27 ($0.00244 / share).

On September 3, 2015 the Company issued 1,901,869 shares of common stock to Union Capital, LLC on a partial conversion of a convertible note in the value of $5,230.14 ($0.00275 / share).

On September 3, 2015 the Company issued 5,172,414 shares of common stock to Vis Vires Group, Inc on a partial conversion of a convertible note in the value of $15,000.00 ($0.0029 / share).

On September 8, 2015 the Company issued 2,486,957 shares of common stock to Vis Vires Group, Inc on a partial conversion of a convertible note in the value of $5720.00 ($0.0023 / share).

On September 8, 2015 the Company issued 4,019,288 shares of common stock to Service Trading Company, LLC on a partial conversion of a convertible note in the value of $7,110.12 ($0.00177 / share).

On September 9, 2015 the Company issued 3,662,035 shares of common stock to Union Capital, LLC on a partial conversion of a convertible note in the value of $5,236.71 ($0.00143 / share).

On September 10, 2015 the Company issued 10,714,285 shares of common stock to Coventry Enterprises LLC on a partial conversion of a convertible note in the value of $15,000.00 ($0.0014 / share).

These issuances of the shares were exempt under Section 4(a)(2) of the Securities Act.

On August 13, 2015, the Company issued a replacement Convertible Note to Service Trading Company in the amount of $40,517.00. The Note is convertible at 61% of the lowest trading price of the Common Stock as reported on the OTCQB maintained by the OTC Markets Group, Inc. upon which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange"), for the fifteen prior trading days. This note replaces a promissory note in the amount of $40,517 issued to Robison, Belaustegui, Sharp and Low (RSB&L) on February 17, 2015.

On August 19, 2015, the Company issued a replacement note to JDF Capital LLC in the amount of $20,200.00. The note is convertible at 60% of the lowest closing price of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange"), for the five prior trading days. This note replaces a promissory note in the amount of $18,000 (plus $2,200 in interest) issued by Robert Lees on August 5, 2014.

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On September 2, 2015, the Company issued a replacement Convertible note to Rocwall Capital LLC in the amount of $23,689.00. The note is convertible at 60% of the lowest closing price of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange"), for the five prior trading days. This note replaces a promissory note in the amount of $23,689 issued to Ms. Megan Murphy on February 12, 2015.

As of September 11 2015, there are 290,167,085 common shares issued and outstanding.

Item 2.04 – Triggering Events that Accelerate or Increase a Direct Financial Obligation under an Off-Balance Sheet Arrangement

On September 3, 2015, the Company received a default notice in regard to the Company's subordinated note payable to Applebox Box Productions, Inc. in the original principal amount of $600,000. The Company is in communication with Applebox’s counsel, and expects the default to be cured shortly.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FONU2 INC., a Nevada corporation
Date: September 11, 2015
	By:	/s/ Roger Miguel
Roger Miguel, Chief Executive Officer

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